UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2018

NorthStar/RXR New York Metro Real Estate, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55929 (Commission File Number)	46-5183321 (I.R.S. Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)
(212) 547-2600
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events

The board of directors (the “Board”) of NorthStar/RXR New York Metro Real Estate, Inc., a Maryland corporation (“NorthStar/RXR”), formed a special committee comprised of the three independent directors of the Board (the “Special Committee”) to explore strategic alternatives, including, among others, a capital raise, restructuring, merger, joint venture, disposition of some or all of NorthStar/RXR’s assets and other liquidity options. The Special Committee has engaged Venable LLP as its legal advisor in connection with the strategic review process.   The formation of the Special Committee and its review of the strategic alternatives reflects the Board’s continued commitment to act in the best interests of NorthStar/RXR and maximize stockholder value.

There is no assurance that this exploration will result in any transaction being announced or consummated. NorthStar/RXR does not intend to discuss or disclose further developments during this process unless and until the Special Committee has approved a specific action or otherwise determined that further disclosure is appropriate.

Safe Harbor Statement

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will” “expects,” “intends,” or other similar words or expressions. These statements are based on NorthStar/RXR’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; NorthStar/RXR can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar/RXR’s expectations include, but are not limited to, the ability of the Special Committee to identify a strategic alternative, or successfully execute one if an alternative is identified, the ability of NorthStar/RXR to consummate any transaction resulting from the strategic review process, changes in economic conditions generally and the real estate and debt markets specifically, the impact of local economics, the ability to successfully implement an exit strategy if determined by the Special Committee, generally accepted accounting principles, policies and rules applicable to REITs and the factors described in Part I, Item 1A of NorthStar/RXR’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its other filings with the U.S. Securities and Exchange Commission. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar/RXR on the date of this report and NorthStar/RXR is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar/RXR New York Metro Real Estate, Inc.

Date: May 14, 2018	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary